Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
21.	SUBSEQUENT EVENTS

Special cash dividend

On March 12, 2019, the Company declared a special cash dividend in the amount of US$0.62 per ADS, or US$0.31 per ordinary share. The cash dividend will be paid on April 30, 2019 to shareholders of record at the close of business on April 5, 2019. The ex-dividend date will be April 4, 2019. The aggregate amount of cash dividends to be paid is approximately US$128 million, which will be funded by surplus cash on the Company’s balance sheet.

Newly granted share options and RSUs

In April 2019, the Company granted 3,219,296 share options to its employees and executives with an exercise price of $0.0002 per share and 130,000 RSUs to its directors, with the vesting period of four years. The Group is in the process of finalizing the fair value assessment.